Goodwill and Other Intangible Assets, Net	24 Months Ended
Oct. 31, 2012
Goodwill and Other Intangible Assets, Net

7. Goodwill and Other Intangible Assets, Net

For reporting units with goodwill, we perform goodwill impairment tests on an annual basis, or more frequently, if circumstances change or an event occurs that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As part of our impairment analysis for these reporting units, we elected to perform a qualitative assessment or we determined the fair value of the reporting unit based on estimates of its future cash flows. During the year ended October 31, 2012, we performed our annual goodwill impairment test and determined that there has been no impairment of goodwill. In 2011, we changed the date of our annual goodwill impairment test from October 31st to August 1st. Changes in the carrying amount of goodwill for each operating segment are as follows:

(in millions)	Truck	Engine	Parts	Total
As of October 31, 2009	$74	$206	$38	$318
Currency translation	—	5	—	5
Adjustments(A)	—	(6)	—	(6)
Acquisitions	7	—	—	7

As of October 31, 2010	$81	$205	$38	$324
Currency translation	—	2	—	2
Adjustments(A)	—	(7)	—	(7)

As of October 31, 2011	$81	$200	$38	$319
Currency translation	—	(33)	—	(33)
Adjustments(A)	—	(6)	—	(6)

As of October 31, 2012	$81	$161	$38	$280

(A)	Adjustments to goodwill primarily result from the tax benefit attributable to the amortization of tax deductible goodwill in excess of goodwill recorded for financial statement purposes as measured in the IIAA balance sheet immediately after its acquisition in 2005.

Information regarding our intangible assets that are not subject to amortization as of October 31 is as follows:

(in millions)	2012	2011
Dealer franchise rights	$5	$7
Trademarks	50	60

Intangible assets not subject to amortization	$55	$67

We had an agreement with a third-party engine manufacturer under which we acquired the rights to certain intellectual property utilized in the production of our MaxxForce 11L and 13L engines for €30 million. During the year ended October 31, 2012, we made the final payment of €9 million (the equivalent of US$12 million at October 31, 2012) to acquire the intellectual property.

Information regarding our intangible assets that are subject to amortization at October 31, 2012 and 2011 is as follows:

	As of October 31, 2012
(in millions)	Customer Base and Relationships	Trademarks, Patents and Other	Total
Gross carrying value	$93	$101	$194
Accumulated amortization	(47)	(31)	(78)

Net of amortization	$46	$70	$116

	As of October 31, 2011
(in millions)	Customer Base and Relationships	Trademarks, Patents and Other	Total
Gross carrying value	$135	$104	$239
Accumulated amortization	(52)	(20)	(72)

Net of amortization	$83	$84	$167

For the year ended October 31, 2012, we recognized $41 million of charges for impairment of intangible assets of which $23 million related to customer base and relationships and $18 million related to trademarks, patents and other. Of this amount, $28 million was recognized by the Truck segment and $10 million was recognized by the Parts segment. For the year ended October 31, 2011, the Truck segment recognized $51 million of charges for impairment of intangible assets, $26 million of which related to customer base and relationships and $25 million related to trademarks, patents and other. See Note 2, Restructurings and impairments, for further discussion.

We recorded amortization expense for our finite-lived intangible assets of $25 million, $29 million, and $27 million for the years ended October 31, 2012, 2011, and 2010, respectively. Future estimated amortization expense for our finite-lived intangible assets for the remaining years is as follows:

(in millions)	Estimated Amortization
2013	$22
2014	21
2015	17
2016	15
2017	14
Thereafter	27